UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2021

Arvinas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38672	47-2566120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Science Park 395 Winchester Ave. New Haven, Connecticut	06511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 535-1456

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 4, 2021, Arvinas Operations, Inc. (the “Company”), a wholly-owned subsidiary of Arvinas, Inc. (the “Registrant”), entered into a Fifth Amendment to Lease (the “Fifth Lease Amendment”) with Science Park Development Corporation (the “Landlord”), which amends that certain Lease, dated as of December 31, 2017 (as amended, the “2017 Lease”), by and between the Company and the Landlord, for office and laboratory space in New Haven, Connecticut (the “2017 Leased Premises”). The Fifth Lease Amendment expands the 2017 Leased Premises to include approximately an additional 10,000 rentable square feet for a total of approximately 60,000 rentable square feet, extends the term of the 2017 Lease to December 31, 2024, and increases the monthly base rent for the period of January 2023 to December 2024 to $116,469.91. The other material terms of the 2017 Lease (including the monthly base rent for the period until December 2022) remain unchanged.

In addition, on January 4, 2021, the Company entered into a Second Amendment to Lease (the “Second Lease Amendment”) with Landlord, which amends that certain Lease, dated as of November 15, 2019 (as amended, the “2019 Lease”), by and between the Company and the Landlord, for office and laboratory space in New Haven, Connecticut (the “2019 Leased Premises”). The Second Lease Amendment extends the term of the 2019 Lease to December 31, 2024 and increases the monthly base rent for the period of January 2023 to December 2024 to $6,893.33. In addition, the Second Lease Amendment corrects a scrivener’s error in the 2019 Lease to reflect the correct annual base rent per rentable square foot of $21.00 for the period of June 1, 2020 to December 31, 2022. The other material terms of the 2019 Lease remain unchanged.

The foregoing descriptions of the Fifth Lease Amendment and Second Lease Amendment do not purport to be complete and are qualified in their entirety by reference to the Fifth Lease Amendment and Second Lease Amendment, copies of which the Registrant intends to file with the Securities and Exchange Commission as exhibits to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2021	ARVINAS, INC.

	By:	/s/ Sean Cassidy
Sean Cassidy
Chief Financial Officer